INTERIM CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Revenue and other income
Revenue	€ 0	€ 10
Other income	1,329	1,309
Total revenue and other income	1,329	1,319
Research and development expenses	(16,608)	(15,506)
Selling, general and administrative expenses	(9,635)	(10,176)
Other operating expenses	(963)	(5,414)
Total operating expenses	(27,206)	(31,096)
Operating income (loss)	(25,877)	(29,778)
Financial income	2,465	2,511
Financial expenses	(2,940)	(3,152)
Financial income (loss)	(474)	(640)
Income tax	(6)	(2)
Net loss for the period	€ (26,357)	€ (30,420)
Basic loss per share (in euro per share)	€ (0.76)	€ (0.88)
Diluted loss per share (in euro per share)	€ (0.76)	€ (0.88)